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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 8, 2002

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)

5775 Peachtree Dunwoody Road, Suite B-200
Atlanta Georgia 30342
(Address of Principal Executive Offices)

(404) 250-3420
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Statement Under Oath of Ian J. McCarthy, Principal Executive Officer of Beazer Homes USA, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of David S. Weiss, Principal Financial Officer of Beazer Homes USA, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.3	Press release dated August 8, 2002.

Item 9. Regulation FD Disclosure

        On August 8, 2002, Beazer Homes USA, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Order in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. The submissions were announced in a press release issued by Beazer Homes USA, Inc., which is attached as Exhibit 99.3 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
Date: August 8, 2002	By:	/s/ DAVID S. WEISS David S. Weiss Executive Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES